1. We are a sales and marketing company dedicat
services to our clients. 2. We support one another. W
respect the ability of one another. 3. We push for profe
learn from one another. 5. There are no second-class citi
job is important. 6. We're an open society. 7. Empathy
Suspicion breeds more suspicion. To trust and be trus
leaders treat followers has a direct impact on the eff
business relationships should be built. 11. We all need c
department or person is an island. 13. Professional co
do something you wouldn't do yourself. 15. I conside
can't make things happen without each other. W
not dictated. 17. Fear is a turnoff. 18. People ski
We're a very competitive and aggressive c
21. We adhere to the highest standar
are more effective when they'r
This is a strength—no

Gallagher

Insurance | Risk Management | Consulting

2018 ANNUAL STOCKHOLDERS MEETING May 15, 2018 Exhibit 99.1

2 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Stockholders’ Meeting May 15, 2018 • 2018 Annual Meeting • Chairman’s Remarks • 2017 Review • Closing Comments • Questions & Answers

3 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Stockholders’ Meeting May 15, 2018 Please turn off all cell phones. All audio and video recording is prohibited.

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
2018 Board of Directors
•
Sherry S. Barrat
•
William L. Bax
•
D. John Coldman
•
Frank E. English, Jr.
•
Elbert O. Hand
•
David S. Johnson
•
Kay W. McCurdy
•
Ralph J. Nicoletti
•
Norman L. Rosenthal, Ph.D.

5 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Stockholders’ Meeting May 15, 2018 • 2018 Annual Meeting

6 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Stockholders’ Meeting May 15, 2018 • 2018 Annual Meeting • Chairman’s Remarks • 2017 Review

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
Cautionary Note on New Accounting Standard
and Information on Forward-Looking Statements
Cautionary Note Regarding New Revenue Recognition Accounting Standard
The
financial
information
in
the
slides
that
follow
are
presented
under
“Old
GAAP”
–
i.e.,
before
implementation
of
the
new
revenue
recognition
accounting
standard
(ASC
Topic 606), which we adopted as of January 1, 2018, using the full retrospective method. Accordingly, the financial information for 2017 presented in these slides may not be identical to the financial information for 2017 presented in our filings with the SEC beginning with our Quarterly Report on Form 10-Q for the quarter ended March 31,
2018.
Information Regarding Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) our ability to leverage resources across borders; (ii) future dividends; (iii) improvements in our new business production; (iv) “tuck-in” M&A activity; (v) global brand recognition; (vi) the leveraging of internal resources across divisions and borders; (vii) our status as the premier provider of claims management services; (viii) our global presence in the claims space; (ix) our ability to stay in front of improvements in technology; (x) commercial
P&C pricing; (xi) drivers and expected levels of our organic growth; (xii) future M&A opportunities, including bolt-on acquisitions to our “platforms”; (xiii) increasing productivity
and
quality;
(xiv)
our
management
team;
(xv)
our
use
of
leverage;
(xvi)
our
balance
sheet;
and
(xvii)
our
return
to
shareholders.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include: declines in premiums or other adverse trends in the insurance industry; an economic downturn (including as a result of Brexit); tax reform, including new interpretations or guidance from regulators; competitive pressures in our businesses; failure to successfully or cost-effectively integrate recently acquired businesses; risks to our acquisition strategy, including continuing consolidation in our industry
and
increased
interest
in
acquiring
insurance
brokers
by
private
equity
firms;
our
failure
to
attract
and
retain
key
executives
and
other
personnel;
risks
arising
from
our international operations, including political and economic uncertainty and regulatory and legal compliance risk; concentration of large amounts of revenue with certain clients in our risk management segment; failure to apply technology effectively in our businesses; business continuity and cybersecurity risks; damage to our reputation; and
failure to comply with regulatory requirements, including the FCPA, other anti-corruption laws, and data privacy laws.
Please
refer
to
Gallagher’s
filings
with
the
SEC,
including
Item
1A,
“Risk
Factors,”
of
its
most
recently
filed
Annual
Report
on
Form
10-K
and
Quarterly
Report
on
Form
10-Q
for a more detailed discussion of these and other factors that could impact its forward-looking statements.

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
This presentation includes references to Adjusted EBITDAC, Adjusted EBITDAC margin, Adjusted Revenues, Adjusted Operating Expense Ratio and Organic Revenue Growth, which are measures not in accordance with, or an alternative to, the GAAP information provided herein.
Earnings
Measures
-
Gallagher
believes
that
each
of
Adjusted
EBITDAC
and
Adjusted
EBITDAC
margin,
as
defined
below,
provides
a
meaningful
representation
of
its
operating
performance
and
improves
the
comparability
of
Gallagher’s
results
between
periods by eliminating the impact of certain items that have a high degree of variability.
EBITDAC is defined as net earnings before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables.
Adjusted
EBITDAC
is
EBITDAC
further
adjusted
to
exclude
gains
realized
from
sales
of
books
of
business,
acquisition
integration
costs
related
to
large
acquisitions,
workforce
related
charges,
lease
termination
related
charges,
acquisition
related adjustments and the period-over-period impact of foreign currency translation, as applicable.
Adjusted
EBITDAC
margin
is
defined
as
Adjusted
EBITDAC
divided
by
Adjusted
Revenues
(defined
below).
The most directly comparable GAAP measure for these non-GAAP earnings measures is net earnings. For the two segments (Brokerage Segment & Risk Management Segment) on a combined basis, net earnings was $174 million, $199 million, $253 million,
$306 million, $325 million, $414 million and $484 million in 2011, 2012 , 2013, 2014, 2015, 2016 and 2017. For the Brokerage Segment, net earnings were $357 million and $424 million in 2016 and 2017, respectively. For the Risk Management Segment, net earnings were $57 million and $60 million in 2016 and 2017, respectively. See Cautionary Note on page 7.
Revenue
and
Expense
Measures
-
Gallagher
believes
that
Adjusted
Revenues
and
Adjusted
Operating
Expense Ratio, each as defined below, provides stockholders and other interested persons with useful information that will assist such persons in analyzing Gallagher’s operating results as they develop a future outlook for Gallagher. Gallagher believes that Organic Revenue Growth provides a comparable measurement of revenue growth that is associated with the revenue sources that will continue in the future.
Gallagher has historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner.
Adjusted
Revenues
is
defined
as
revenues,
adjusted
to
exclude
gains
realized
from
sales
of
books
of
business,
acquisition
integration
costs
for
large
acquisitions,
workforce
related
charges,
lease
termination
related
charges,
acquisition
related
adjustments, and the period-over-period impact of foreign currency translation, as applicable.
Adjusted Operating Expense Ratio
is defined as operating expense, adjusted to exclude the items listed above for Adjusted Revenues, as applicable, divided by Adjusted Revenues.
Organic
Revenue
Growth.
For
the
Brokerage
segment,
organic
change
in
commission
and
fee
revenues
excludes
the
first
twelve
months
of
net
commission
and
fee
revenues
generated
from
acquisitions
and
the
net
commission
and
fee
revenues
related
to
operations
disposed
of
in
each
year
presented.
These
commissions
and
fees
are
excluded
from
organic
revenues
in
order
to
help
interested
persons
analyze
the
revenue growth associated with the operations that were a
part
of
Gallagher
in
both
the
current
and
prior
year.
In
addition,
change
in
commission
and
fee
revenue
organic
growth
excludes
the
period-over-period
impact
of
foreign
currency
translation. For the Risk Management segment, organic change in fee
revenues
excludes
the
first
twelve
months
of
fee
revenues
generated
from
acquisitions
and
the
fee
revenues
related
to
operations
disposed
of
in
each
year
presented.
In
addition, change in organic growth excludes the impact of the period-
over-period impact of foreign currency translation to improve the comparability of our results between periods by eliminating the impact of the items that have a high degree of variability or are due to the limited-time nature of these revenue sources.
The most directly comparable GAAP measure for Adjusted Revenues and Organic Growth is reported revenues. For the Brokerage Segment, reported revenues were $533 million, $679 million, $783 million, $863 million, $946 million, $1,007 million, $1,114 million, $1,188 million, $1,276 million, $1,329 million, $1,544 million, $1,812 million, $2,126 million, $2,896 million, $3,324 million, $3,528 million and $3,831 million in 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011,
2012, 2013, 2014, 2015 , 2016 and 2017, respectively. For the Risk Management Segment, reported revenues were $718 million and $769 million in 2016 and 2017, respectively. On a combined basis (Brokerage Segment & Risk Management
Segment)
reported
revenues
were
$4,246
million
and
$4,599
million
in
2016
and
2017,
respectively.
See
Cautionary
Note
on
page 7.
The most directly comparable GAAP measure for Adjusted Operating Expense Ratio is  reported operating expense, which was $247 million and $614 million in 2008 and 2017, respectively, for the Brokerage Segment and $126 million and $189 million in 2008 and 2017, respectively, for the Risk Management Segment.
Revenue
Recognition
Accounting
Guidance.
These
slides
present
financial
information
for
periods
prior
to
our
adoption
of
the
new
revenue
recognition
accounting
guidance,
ASC
Topic
606.
All
such
pre-adoption
financial
information
is
non-GAAP.
Gallagher’s management believes this non-GAAP information is useful to investors because it assists them in understanding our year-over-year financial performance for periods prior to adoption of the new accounting standard. The 2017 information is provided
for
illustrative
purposes
only,
and
should
be
read
together
with,
and
not
considered
a
substitute
for,
the
Company’s
historical
financial
statements.
The
financial
information
for
2017
does
not
constitute
a
restatement of the Company’s historical
financial statements previously filed with the Securities and Exchange Commission.
Reconciliations
–
For
reconciliations,
please
see
the
examples
set
forth
in
our
filings
with
the
Securities
and
Exchange
Commission
covering
periods
prior
to
our
adoption
of
the
new
revenue
recognition
accounting standard.
Information Regarding
Non-GAAP Measures

Gallagher

Insurance | Risk Management | Consulting

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
52-Week Range***
$
70.55 Hi
$
53.63 Lo
2.5%
Dividend
Yield***
$
0.41
•
Founded in 1927
•
Public since 1984
•
One of the World’s leading insurance brokers*
•
One of the World’s largest P&C third-party administrators*
As of December 31, 2017 unless otherwise indicated
Acquired
Revenues 2017**
$
172M
$
4.6B
2017 Total
Adjusted Revenue**
33
Countries***
$
11.8B
AJG
Who We Are
Key Facts
Key Shareholder Data
* According to Business Insurance
** Brokerage & Risk Management adjusted revenue
*** as of February 6, 2018
2018 Q1
Dividend/Share
Market
Cap***
NYSE
Employees
26,783
Outstanding
Shares
181.0M

Gallagher
Insurance | Risk Management | Consulting

10
18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
*Brokerage and Risk Management adjusted revenue for the year ended December 31, 2017.
Snapshot of Core Operations
RISK
MANAGEMENT
SEGMENT
BROKERAGE
SEGMENT
•
83% of revenue*
•
We sell insurance and consult on insurance programs
•
Property/Casualty and employee benefits
•
Retail and wholesale
•
Primarily middle-market commercial clients and individuals
•
77%
of
C&F
revenue
is
commission
–
23%
is
fee-based
•
17% of revenue*
•
We adjust claims and help companies and carriers reduce their losses
•
Workers’ compensation, liability, managed care, auto and property
•
Modest amount of storm/earthquake claims
•
Primarily Fortune 1000 clients
•
More than 90% of revenue* from non-affiliated brokerage customers and their clients

Gallagher
Insurance | Risk Management | Consulting

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
Risk Management*
Brokerage*
Diverse Revenue Base
*Brokerage and Risk Management adjusted revenue for the year ended December 31, 2017.
57%
26%
17%
WHOLESALE
RETAIL P/C
RETAIL BENEFITS
66%
34%
DOMESTIC
INTERNATIONAL
87%
13%
DOMESTIC
INTERNATIONAL
64%
LIABILITY
32%
4%
PROPERTY
WORKERS’
COMPENSATION

Gallagher

Insurance | Risk Management | Consulting

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
(in $M)
Brokerage Segment
See Cautionary Note on page 7 regarding the new revenue recognition accounting standard. See also important disclosures regarding Non-GAAP measures on Page 8.
$3,508
$3,827
$3,400
$3,600
$3,800
$4,000
2016
2017
Adjusted Revenues
9%
(in $M)
3.6%
4.4%
2.0%
3.0%
4.0%
5.0%
2016
2017
Total Organic Growth
26.9%
27.4%
26.0%
27.0%
28.0%
2016
2017
Adjusted EBITDAC Margin
$945
$1,050
$900
$1,000
$1,100
2016
2017
Adjusted EBITDAC
11%

Gallagher
Insurance | Risk Management | Consulting

13
18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
(in $M)
Risk Management Segment
See Cautionary Note on page 7 regarding the new revenue recognition accounting standard. See also important disclosures regarding Non-GAAP measures on Page 8.
$720
$769
$700
$720
$740
$760
$780
2016
2017
Adjusted Revenues
7%
(in $M)
1.3%
5.2%
0.0%
2.0%
4.0%
6.0%
2016
2017
Total Organic Growth
$125
$133
$120
$125
$130
$135
$140
2016
2017
Adjusted EBITDAC
17.4%
17.4%
15.0%
16.0%
17.0%
18.0%
2016
2017
Adjusted EBITDAC Margin

Gallagher

Insurance | Risk Management | Consulting

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
(in $M)
Brokerage & Risk Management
See Cautionary Note on page 7 regarding the new revenue recognition accounting standard. See also important disclosures regarding Non-GAAP measures on Page 8.
$4,228
$4,596
$4,000
$4,250
$4,500
$4,750
2016
2017
Adjusted Revenues
9%
(in $M)
3.1%
4.5%
1.0%
2.0%
3.0%
4.0%
5.0%
2016
2017
Total Organic Growth
$1,070
$1,183
$1,000
$1,050
$1,100
$1,150
$1,200
$1,250
2016
2017
Adjusted EBITDAC
11%
25.3%
25.8%
24.5%
25.0%
25.5%
26.0%
2016
2017
Adjusted EBITDAC Margin

Gallagher
Insurance | Risk Management | Consulting

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
(in $M)
Net Earnings from
Clean Energy Investments
*Excludes a non-cash after tax gain of $14.1m from a re-consolidation accounting gain, related to clean-energy investments, recorded in 2014.
-$4.8
$7.5
$3.9
$32.7
$63.7
$90.5
$100.9
$114.4
$132.7
-$10
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
$140
2009
2010
2011
2012
2013
2014*
2015
2016
2017

Gallagher

Insurance | Risk Management | Consulting

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
1984
2018E
$1.64*
Dividends Per Share
*Indicated –
On January 24, 2018, Gallagher’s Board of Directors declared a $0.41 per share first-quarter 2018 dividend.
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
9%
adjusted revenue growth
4.5%
total organic growth
11%
adjusted EBITDAC growth
46 bps
margin improvement
2017 Business Highlights
Brokerage & Risk Management Combined
See Cautionary Note on page 7 regarding the new revenue recognition accounting standard. See also important disclosures regarding Non-GAAP measures on Page 8.

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
$172.3m
in acquired revenues
+39
additional –
average $4.4m in revenue
~8.0x EBITDAC
Fair valuations
tuck-in opportunities
Focus on
2017 Business Highlights
Mergers & Acquisitions
See Cautionary Note on page 7 regarding the new revenue recognition accounting standard. See also important disclosures regarding Non-GAAP measures on Page 8.

19 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM $132.7m of net earnings 16% increase in net earnings over 2016 2017 Business Highlights Clean Energy

Gallagher

Insurance | Risk Management | Consulting

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
Global M&A integration
Completed
Australia/New Zealand
& Canada
Completed
U.K. retail
2017 integration costs less than a third of 2016 costs
2017 Business Highlights
All while accomplishing…

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
Where We Are Going
BROKERAGE
SEGMENT
•
Improving new business production
•
Continuing tuck-in M&A
•
Increasing global brand recognition
•
Leveraging internal resources and processes across divisions
•
To be premier provider of claims management services with superior outcomes
•
Increasing global presence in claims space
•
U.S. clients with global operations
•
Expanding via M&A/new partners
•
Staying in front of improving technology
•
Increasing brand recognition globally
•
Leveraging resources across borders
RISK
MANAGEMENT
SEGMENT

Gallagher

Insurance | Risk Management | Consulting

4th Q 00
4th Q 01
4th Q 02
4th Q 03
4th Q 04
4th Q 05
4th Q 06
4th Q 07
4th Q 08
4th Q 09
4th Q 10
4th Q 11
4th Q 12
4th Q 13
4th Q 14
4th Q 15
4th Q 16
4th Q 17

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
Commercial P&C Pricing Shows
Shallow Cycle
Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000. Constructed using Counsel of Insurance Agents and Brokers (CIAB) data.  CPI index uses data from the Bureau of Labor Statistics.
CPI
142
Rates
91
80
90
100
110
120
130
140
150
160

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
Shows Shallow Pricing Cycle
-2.9%
-0.1%
0.9%
2.7%
4.4%
4.3%
3.9%
5.0%
5.2%
4.3%
3.4%
2.1%
1.5%
-0.5%
0.1%
-0.7%
-2.3%
-3.3%
-3.1%
-2.8%
-3.7%
-3.9%
-3.2%
-3.3%
-2.5%
-2.8%
-1.3%
0.3%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
CIAB –
Change in Average Commercial Rates

Gallagher
Insurance | Risk Management | Consulting

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
Hard Market
Shallow Market
CIAB
Sales Culture Performs Through Cycle
CIAB is the 4 quarter average. Gallagher’s Brokerage Segment Organic Growth excluding Contingent Commissions. See Cautionary Note on page 7 regarding the new revenue recognition accounting standard. See also important disclosures regarding Non-GAAP measures on Page 8.
14.0%
16.0%
10.0%
2.0%
2.0%
5.0%
2.0%
-0.8%
-2.4%
-1.7%
3.1%
4.4%
5.6%
3.8%
3.8%
3.4%
4.4%
19.8%
19.8%
8.1%
-4.1%
-8.0%
-5.2%
-12.1%
-11.0%
-5.4%
-5.6%
0.2%
4.4%
3.8%
0.1%
-2.9%
-3.5%
-1.6%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2001
2003
2005
2007
2009
2011
2013
2015
2017
Gallagher Brk Organic
CIAB -
Change in Avg. Commercial Rates
Soft Market
AJG Brk
Organic

25 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM CLIENTS CARRIERS & BROKERS Shallow Rate Cycle Is Better for:

ORGANIC GROWTH
MERGERS AND ACQUISITIONS
GROWTH
PRODUCTIVITY AND QUALITY
MAINTAIN UNIQUE CULTURE

Gallagher

Insurance | Risk Management | Consulting

26 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Consistent Growth Strategy

Gallagher

Insurance | Risk Management | Consulting

ORGANIC GROWTH
MERGERS AND ACQUISITIONS
GROWTH
PRODUCTIVITY AND QUALITY
MAINTAIN UNIQUE CULTURE

27 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Consistent Growth Strategy – Organic

Gallagher

Insurance | Risk Management | Consulting

ORGANIC GROWTH
CROSS SELLING
TOOLS AND TRAINING
FOCUS INTO NICHES
HIRE EXPERIENCED TEAMS
GROW OUR OWN TEAM
GLOBAL EXPANSION
ENHANCE CARRIER COMPENSATION

28 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Driving Brokerage Organic Growth

Gallagher

Insurance | Risk Management | Consulting

18CORP23863J
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Aviation
Automotive
Affinity
Real Estate/
Hospitality
Global Risks
Construction
Personal
Marine
Higher Education
Healthcare
Environmental
Entertainment
Energy
Private Client
Public Entity
Religious
Restaurant
Technology
Trade Credit/
Political Risk
Transportation
Financial Institutions
K12 Education
Not-for-Profit
Equity Advisors
Food/Agribusiness
Life Sciences
Law Firms
Niche Expertise Teams –
Brokerage

Gallagher

Insurance | Risk Management | Consulting

ORGANIC GROWTH
CROSS SELLING
EXPERTISE, ANALYTICS, SYSTEMS
CONSISTENTLY IMPROVING PRODUCTS & SERVICES
ALTERNATIVE MARKETS
INSURANCE CARRIERS
COMMERCIAL ENTITIES
NON-AFFILIATED BROKERS
DIRECT SALES FORCE
GLOBAL EXPANSION
PRODUCT EXPANSION

30 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Driving Risk Management Organic Growth

Gallagher

Insurance | Risk Management | Consulting

18CORP23863J
©2018 ARTHUR J. GALLAGHER & CO.  |  AJG.COM
ALTERNATIVE
MARKET
PARTICIPANTS
LARGE
COMMERCIAL
ENTITIES
PUBLIC
SECTOR
ENTITIES
INSURANCE
CARRIERS
Risk Management Growth
Focuses on Four Market Segments

ORGANIC GROWTH
MERGERS AND ACQUISITIONS
GROWTH
PRODUCTIVITY AND QUALITY
MAINTAIN UNIQUE CULTURE

32 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Consistent Growth Strategy – M&A

Gallagher

Insurance | Risk Management | Consulting

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Acquisition Revenue Growth
Annualized Revenues Acquired (in $M’s)
See Cautionary Note on page 7 regarding the new revenue recognition accounting standard.
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Domestic Property & Casualty
Employee Benefits
Risk Management
Foreign Property & Casualty

Gallagher

Insurance | Risk Management | Consulting

Vast Pipeline
Domestic and international
markets highly fragmented
18,000+ agents/ brokers just
in the U.S.
Need Gallagher’s expertise
Baby boomers looking for
exit strategy
Acquisition Units
Retail P&C
Wholesale
Benefits
International
MGA/MGU
Captive
TPA
Limited Consolidators
Core Competency
Culture
Proven history
Ability to integrate
M&A Opportunities Continue

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Gallagher

Insurance | Risk Management | Consulting

Platforms In Place for Bolt-on M&A 35 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM

Gallagher

Insurance | Risk Management | Consulting

Canada
United States
Mexico
Bermuda
The Bahamas
Cayman Islands
Dominican Republic
Jamaica
Virgin Islands
Grenada
Barbados
St. Lucia
St. Vincent
Aruba
Guatemala
Costa Rica
Panama
Columbia
Venezuela
Ecuador
Peru
Brazil
Bolivia
Paraguay
Argentina
Chile
Uruguay
Iceland
Norway
Sweden
Finland
Estonia
Latvia
Lithuania
The Netherlands
Scotland
Denmark
Ireland
UK
Isle of Man
Belgium
Guernsey
Jersey
Switzerland
Germany
Poland
Czech Rep
Slovakia
France
Hungary
Italy
Portugal
Spain
Romania
Georgia
Turkey
Greece
Malta
Israel
Lebanon
Jordan
Iraq
Kuwait
Bahrain
Saudi Arabia
Qatar
U.A.E.
Dubai
Oman
Egypt
Morocco
Mauritania
Gambia
Niger
Chad
Nigeria
Ivory Coast
Ghana
Equatorial Guinea
Gabon
Congo
Uganda
Ethiopia
Kenya
Tanzania
Angola
Zambia
South Africa
Madagascar
Mauritius
Maldives
Russia
Kazakhstan
China
India
Sri Lanka
South Korea
Japan
Macau
Taiwan
Myanmar
Thailand
Vietnam
Philippines
Guam
Malaysia
Singapore
Indonesia
Papau New Guinea
Australia
Fiji Islands
New Zealand

Client Capabilities in 150 Countries International Correspondent Broker Network 36 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM

ORGANIC GROWTH
MERGERS AND ACQUISITIONS
GROWTH
PRODUCTIVITY AND QUALITY
MAINTAIN UNIQUE CULTURE

37 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Productivity and Quality Initiatives

Gallagher

Insurance | Risk Management | Consulting

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Building
Productivity
Tools –
DMS
and Workflow
Optimizing Real
Estate Footprint
Investing in
Business
Intelligence
Leveraging
Sales Force
Management
Tools
CONTINUE TO
IMPROVE
PRODUCTIVITY
AND QUALITY
Utilizing
Centers of
Excellence
Harmonizing
Systems
Utilizing
Sourcing
to Manage
Expenses
Standardizing
Processes
Focus Continues:
Optimizing Productivity & Quality

39 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Benefits Continue: From Centers of Excellence Foster Innovation Increase Speed to Market Reduce Costs Focus on Core Improve Quality

Gallagher

Insurance | Risk Management | Consulting

Behind the Scenes Efforts Centers of Excellence Update We now have more than 3,500 associates in three locations 40 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM

Policy
checking
Policy
issuance
Certificates of
insurance
Renewal
support
Accounting
support
Claims
support
Behind the Scenes Efforts
Centers of Excellence Update
Responsible for processes such as:

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Substantially
improved
quality
Reduced both operating
and E&O costs
Easy for new
acquisition
partners to
leverage
Behind the Scenes Efforts
Centers of Excellence Update

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Gallagher

Insurance | Risk Management | Consulting

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Brokerage
Risk Management
Reduced Adjusted Operating
Expense Ratio
See Cautionary Note on page 7 regarding the new revenue recognition accounting standard. See also important disclosures regarding Non-GAAP measures on Page 8.
20.8%
15.6%
14.0%
15.0%
16.0%
17.0%
18.0%
19.0%
20.0%
21.0%
22.0%
2008
2017
27.0%
24.6%
23.0%
24.0%
25.0%
26.0%
27.0%
28.0%
2008
2017

Gallagher

Insurance | Risk Management | Consulting

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Brokerage & Risk Management
Adjusted EBITDAC Margin
See Cautionary Note on page 7 regarding the new revenue recognition accounting standard. See also important disclosures regarding Non-GAAP measures on Page 8.
20.4%
21.2%
22.1%
23.6%
24.5%
25.3%
25.8%
18.0%
19.0%
20.0%
21.0%
22.0%
23.0%
24.0%
25.0%
26.0%
27.0%
2011
2012
2013
2014
2015
2016
2017

Relentless
Focus on
Quality and
Customer
Service
Best
Companies
for
Leaders
–
2016
CHIEF EXECUTIVE MAGAZINE
UK
Group
Risk
Adviser
of
the
Year
–
2017
UK CORPORATE ADVISER
Best
UK
Employee
Benefit
Consultant
–
2016
REWARD GUIDE VIB AWARDS CEREMONY
Shilling
Named
Best
Member
Communication
Strategy
–
2016
UK CORPORATE ADVISER
Best
Sales/Leadership
Program
(non-store/restaurant)
–
2016
LEADERSHIP EXCELLENCE –
PART OF HR.COM
UK
Insurance
Broker
of
the
Year
–
2017
2017 REACTIONS LONDON MARKET AWARDS
Caribbean
Broker
of
the
Year
–
2017
2017 REACTIONS LATIN AMERICA AWARDS
A
Top
“Best
Culture”
Company
in
Metro
Chicago
–
2017
USA TODAY
Best
Casualty
Claims
Handling
Insured/TPA
–
2017
ADVISEN CLAIMS SATISFACTION SURVEY

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ORGANIC GROWTH
MERGERS AND ACQUISITIONS
GROWTH
PRODUCTIVITY AND QUALITY
MAINTAIN UNIQUE CULTURE

Gallagher

Insurance | Risk Management | Consulting

46 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Maintaining Culture

Gallagher

Insurance | Risk Management | Consulting

Shared values at Arthur J. Gallagher & Co. are the rock foundation of the Company and our Culture. What is a Shared Value? These are concepts that the vast majority of the movers and shakers in the Company passionately adhere to. What are some of Arthur J. Gallagher & Co.'s Shared Values?

1. We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.
2. We support one another. We believe in one another. We acknowledge and respect the ability of one another.
3. We push for professional excellence.
4. We can all improve and learn from one another.
5. There are no second-class citizens—everyone is important and everyone's job is important.
6. We're an open society.
7. Empathy for the other person is not a weakness.
8. Suspicion breeds more suspicion. To trust and be trusted is vital.
9. Leaders need followers. How leaders treat followers has a direct impact on the effectiveness of the leader.
10. Interpersonal business relationships should be built.
11. We all need one another. We are all cogs in a wheel.
12. No department or person is an island.
13. Professional courtesy is expected.
14. Never ask someone to do something you wouldn't do yourself.
15. I consider myself support for our Sales and Marketing. We can't make things happen without each other. We are a team.
16. Loyalty and respect are earned—not dictated.
17. Fear is a turnoff.
18. People skills are very important at Arthur J. Gallagher & Co.
19. We're a very competitive and aggressive Company.
20. We run to problems—not away from them.
21. We adhere to the highest standards of moral and ethical behavior.
22. People work harder and are more effective when they're turned on—not turned off.
23. We are a warm, close Company. This is a strength—not a weakness.
24. We must continue building a professional Company—together—as a team.
25. Shared values can be altered with circumstances—but carefully and with tact and consideration for one another's needs.

When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.

– **Robert E. Gallagher** May 1984

PERFORMANCE-BASED CULTURE
TEAMWORK
PEOPLE
CORE VALUES

The Gallagher Way since 1927 Maintain Unique Culture 47 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM

Gallagher

Insurance | Risk Management | Consulting

2018 WORLD'S MOST ETHICAL COMPANIES®™

WWW.ETHISPHERE.COM

2015 WORLD'S MOST ETHICAL COMPANIES® ™ WWW.ETHISPHERE.COM

2016 WORLD'S MOST ETHICAL COMPANIES® ™ WWW.ETHISPHERE.COM

2017 WORLD'S MOST ETHICAL COMPANIES® ™ WWW.ETHISPHERE.COM

2012 WORLD'S MOST ETHICAL COMPANIES WWW.ETHISPHERE.COM

2013 WORLD'S MOST ETHICAL COMPANIES WWW.ETHISPHERE.COM

2014 WORLD'S MOST ETHICAL COMPANIES® ™ WWW.ETHISPHERE.COM

18CORP23863J
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One of the World’s
Most Ethical Companies
as Recognized by Ethisphere
seven years in a row
•
Industry-leading commitment to
ethics and dedication to integrity
•
Chosen for:
Promoting ethical business
standards and practices
Exceeding legal compliance
standards
Innovating to benefit the public
Demonstrating that corporate
citizenship is tied to company
success

Gallagher

Insurance | Risk Management | Consulting

EXCELLENT RETURNS
MANAGEMENT
GOOD USE OF LEVERAGE
ORGANIC
STRONG BALANCE SHEET
MERGERS & ACQUISITIONS
QUALITY
CULTURE
PRODUCTIVITY
GREAT DIVIDENDS

Why Invest?
•
Right management
•
Unique culture
•
Proven growth strategy
•
Continuing M&A opportunities
•
Increasing productivity/quality
•
Good use of leverage
•
Strong balance sheet
•
Excellent return to shareholders
You Believe Our
Company Has:
GALLAGHER IS
WELL-POSITIONED
FOR FUTURE
GROWTH

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Gallagher
Insurance | Risk Management | Consulting
700%
600%
500%
MANAGEMENT
ORGANIC
PRODUCTIVITY
GREAT DIVIDENDS
EXCELLENT RETURNS
CULTURE
MERGERS & ACQUISITIONS
QUALITY
GOOD USE OF LEVERAGE
STRONG BALANCE SHEET
2004
2008
2012
2017

S&P
500

%

%
AJG
Why Invest? We Are Just
Getting Started!
Source
for
data:
Bloomberg.
Total
returns
from
1/1/2000
–
12/31/2017
include
reinvestment
of
dividends.

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51 18CORP23863J ©2018 ARTHUR J. GALLAGHER & CO. | AJG.COM Additional Information: Ray Iardella Vice President, Investor Relations Ray_Iardella@ajg.com Phone: 630 285-3661